                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: FEBRUARY 21, 2003


                                    WESTCORP
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    33-13646                 51-0308535
(State or other jurisdiction        Commission File            IRS Employer
      of incorporation)                 Number             Identification Number


                23 PASTEUR
           IRVINE, CALIFORNIA                                   92618-3804
(Address of principal executive offices)                        (Zip Code)


                                 (949) 727-1000
              (Registrant's telephone number, including area code)

ITEM 7: Financial Statements, Proforma Financial Information and Exhibits.

        (a) Not Applicable

        (b) Not Applicable

        (c) List of documents filed as a part of this report:

            Exhibit 99.1 - Westcorp News Release of February 21, 2003


                                          WESTCORP
                                          a California Corporation

Dated: February 21, 2003                  /s/ Lee A. Whatcott
                                          ------------------------------------
                                          Lee A. Whatcott
                                          Executive Vice President
                                          Chief Financial Officer
                                          Chief Operating Officer